        ---------------------------------------------------------------------
                                   MORGAN STANLEY
                                    ASIA-PACIFIC
                                     FUND, INC.
        ---------------------------------------------------------------------





                                   ANNUAL REPORT
                                 DECEMBER 31, 1998
               MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                                 INVESTMENT ADVISER





                                   MORGAN STANLEY
                              ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 1998, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -0.34% compared to its benchmark (as defined below) of -0.30%. For the period since the Fund's commencement of operations on August 2, 1994 through December 31, 1998, the Fund's total return, based on net asset value per share, was -26.75% compared with -34.01% for the benchmark. (The benchmark for the Fund is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month). Beginning December 31, 1998, the Fund's benchmark will be comprised of 50% of each of the two MSCI indices rather than the monthly market capitalization weighting of each. This change more closely follows the investment strategy of the Fund. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $7.00 representing a 19.8% discount to the net asset value per share.

JAPANESE EQUITY REVIEW & OUTLOOK

The Japanese economy and equity markets faced a severely challenging environment during 1998 with the mounting uncertainty of the financial system tested throughout the year. The tip of this economic iceberg for 1998 was the collapse of Hokkaido Takushoku Bank, Yamaichi and Sanyo Securities in late 1997. In early 1998 the Japanese Government did little to address the ballooning non-performing loans, credit crunch and deflationary spiral that escalated as the economy continuously failed to recover after numerous stimulus packages over the last several years.

As the credit crunch and deflationary spiral continued to grow with negligible economic activity, the Government began to announce a series of additional stimulus and bank rescue programs during April and May. These had minor, if any, impact on improving the situation as banks were reluctant to apply for Government loans and the stimulus packages offered no multiplier effects on invigorating the stalled economy and depressed consumer sentiment.

A new prime minister was elected in July, with strong voter turnout reflecting the dissatisfaction with Hashimoto's ineffectiveness in dealing with Japan's financial crisis. The new Prime Minister, Mr. Obuchi, declared a 60 trillion yen bank rescue package in October, doubling the efforts of his predecessor including a new scheme to nationalize troubled banks. Later in the year both Long Term Credit Bank and Nippon Credit Bank were nationalized, the first in post WWII history for Japan.

Not only did Japan face domestic difficulties during 1998 but compounding these problems were external factors, such as the Russian Crisis, a sharp correction in the United States equity market and deflation spreading throughout Asia, curbing economic activity to a virtual halt in the region. With no structural changes, minor fiscal reform and the above mentioned external factors, investing in Japan could not have been more challenging. Moreover, it became evident to most observers, including the Japanese Government which stubbornly engaged in pork belly stimulus programs, that the "traditional" way to stimulate the economy would not work. Indeed, even though Mr. Obuchi, Japan's second prime minister in 1998, proposed tax cuts both on a corporate and individual level, this seemed to have only a minor effect on consumer sentiment or confidence.

With the domestic equity market becoming increasingly unattractive and the high volatility of the overseas markets, Japanese investors' flight to quality brought 10-year government bond yields to 0.7%, the lowest on record, although yields subsequently jumped to 2% by year end 1998 due to fears of oversupply in the market. The foreign exchange rate fell to 147 during the first half of 1998 on "sell Japan" but jumped to 110 in September as hedge funds began to unwind their "yen carry trades," President Clinton's fate became questioned and the current account deficit began to grow to unacceptable levels. In this volatile and bleak environment Japanese equities fell to 12-year lows in 1998 and sentiment became increasingly negative on the future for the Japanese economy.

Fiscal 1999 will most likely remain a difficult year for the Japanese economy. At best we look for flat gross domestic product (GDP) growth but realistically growth should be negative. Our outlook for flat GDP is based on some optimism that the huge 60 trillion yen stimulus packages enacted in 1998 will provide modest support for the economy. We are not confident that "aspirin" for a patient in critical condition is sufficient for a sustainable recovery and positive growth in 1999. Moreover, the recent volatility of global financial markets and in particular the yen and domestic bond markets will mean the health of Japan's financial institutions have significantly deteriorated over the last six months and that credit contraction and balance sheets within these institutions will continue to shrink.

While Prime Minister Obuchi has provided a platform for significant tax cuts and economic stimulus packages to support Japan on a macro level, adjustments to over-capacity and over-employment and de-leveraging on the micro level will probably become the dominant themes for investors in 1999. As Japan increasingly gravitates to "international" standards for return on equity, the traditional full employment socialist system will become increasingly challenged in 1999 and will further dampen consumer sentiment as unemployment rises during the year. In other words, we believe that the macro stimulus programs totaling over 100 trillion yen of government spending which have occurred during the last 8 years will now transform into aggressive private sector restructuring in 1999.

Also, external factors affecting Japan will also be challenging to the economy and markets. A pronounced slowdown or sharp correction in the U.S. or European markets will hurt the already fragile domestic environment. Meanwhile, the deflationary forces which began to emerge and spread in 1998 throughout the world will take time to correct and the IMF and G7's influence to shoulder these problems has shown they have limits. Moreover, the rapid rise of the yen and spike in interest rates are also compounding Japan's woes and negatively affecting the already frail corporate earnings outlook. It appears to us that the Japanese Government and Ministry of Finance have reached the tolerance limit to further increase deficit spending to stimulate the economy after the negligible impact this has had over the last 8 years.

We therefore believe that investments in Japanese equities should remain highly selective. We favor PC, semiconductor, service, pharmaceutical and select domestic sectors such as housing and housing related securities. As we enter 1999, we are cautiously optimistic that this year will become a true inflection point in which the private sector will finally foster real structural changes in areas such as wage adjustment, employment efficiencies, and focus on return on equity. After 10 years of sharp contraction, Japan has entered the final phase of real change which is an important milestone for long term investors in Japanese equities.

ASIAN EQUITY REVIEW AND OUTLOOK

Asian stock markets performed well in the fourth quarter of 1998, as the market rose 40.2% during the quarter, reducing some of the losses incurred earlier in the year. For the year the market declined 7.4%. A combination of domestic and global factors contributed to the recovery in Asian stock markets, including domestic monetary and fiscal policy easing, improved domestic liquidity from current account surpluses, U.S. and European interest rate cuts, corporate restructuring and currency strengthening relative to the U.S. dollar.

The IMF crisis countries of South Korea, Thailand and Indonesia led the fourth quarter rally just as they had led the downturn in late 1997. The much-maligned IMF programs, based on tight monetary and fiscal policy, created significant contractions in domestic consumption and investment. These contractions led to a swing from current account deficits to current account surpluses, which stabilized and then strengthened the currencies. Currency strength allowed the governments to relax monetary and fiscal policy early in the third quarter with IMF approval. By September, data began to emerge suggesting that industrial production and some categories of consumption had bottomed in Korea and Thailand. Interest rates have fallen dramatically, due to easier monetary policy and falling inflationary expectations. For example, interest rates fell from over 30% at the peak in Korea to 7% today; interest rate declines encouraged domestic investors to return to the equity markets, pushing stocks up. In 1999, easier monetary policy should stimulate some improvement in domestic consumption as well.

Banking sector reform and re-capitalization will be critical to the resumption of strong growth across Asia because banks remain the key financial intermediaries in most countries. Korea has taken the lead in addressing its banking problems. Korea's program includes forced mergers of troubled banks, the use of government funds to recapitalize failed banks and purchase non-performing assets from them and the subsequent liquidation of these assets. Korea has also benefited from the presence of one of Asia's few domestic bond markets, which has helped to keep financing available even while the heavy bank reform work was underway. Thailand has also designed a good recapitalization program although there have been some disappointments in its implementation.
One of the key elements of the banking package, enhanced foreclosure laws, was delayed until mid-1999. The Indonesian program has been designed but due to the greater scale of the banking problems in Indonesia will take longer to implement. Bank recapitalization will allow the restructuring efforts to move onto the next phase - corporate level debt restructuring. These initiatives will require some debt forgiveness and insolvent banks were in no position to take the required write-downs.

Hong Kong lagged the overall index during the fourth quarter. Hong Kong's equity market is particularly sensitive to interest rate movements due to its heavy weighting of property and financial stocks. Interest rate cuts in the U.S. and Hong Kong during September and October were very supportive to the market. In addition, the Hong Kong Monetary Authority (HKMA) purchased approximately 25% of the free float of most major stocks during its August market intervention. This technical condition probably exaggerated the market's move upwards when interest rates began to fall. Due to Hong Kong's decision to maintain its currency peg to the U.S. dollar even as its neighbors devalued, companies in Hong Kong have been forced to cut costs to remain competitive. The resulting deflationary conditions have prevented real interest rates from falling very far in Hong Kong; cuts in nominal interest rates have been matched by a fall into outright deflation. The territory has not experienced real interest rates at these levels for an extended period of time over the last few decades and this should delay economic recovery and limit stock market gains. Although we expect further reductions in nominal and real rates in 1999 the scope for significant declines are limited given the U.S. dollar peg and deflation. Revenue growth will be hard to come by in 1999 and much of the earnings growth will be generated from comparisons with 1998 earnings which include heavy non-recurring provisions. In addition, the HKMA must design a program for the disposition of its extensive stock holdings. For these reasons, we entered 1999 underweight Hong Kong equities.

China was the worst performing East Asian market in 1998. This under-performance reflects the weakness of most of the listed Chinese companies as well as the challenging economic conditions within China. The Chinese economy is currently experiencing persistent deflation, oversupply of most manufactured goods, slowing exports, high real interest rates and bank asset quality problems. The Chinese government has attempted to deal with these issues through a massive government-funded infrastructure program. This program helped GDP growth approach the government's target for 1998 but did not flow through into corporate earnings and equity performance. The Chinese have begun to grapple with external debt problems recently as well. We expect the Chinese government will shift from infrastructure spending to real reform as 1999 progresses. Some interesting values are starting to emerge among the Chinese companies but earnings visibility remains poor and the flow of news will likely be negative in the first half of the year.

We have maintained an overweight position in the technology sectors in 1998. These positions primarily consist of electronics companies in Korea and Singapore. These stocks were more influenced by their local markets during the fourth quarter than by individual company fundamentals. These positions are the result of bottom-up work at the individual company level. Given the quality of management, market positions, financial condition and growth prospects of the portfolio of electronics stocks we hold, we believe they may outperform again in 1999.

Malaysia's decision to implement capital controls in early September led to its removal from the MSCI developed market and emerging market free indexes at the end of November. Shifting securities regulations have severely limited the ability of most foreign investors to trade over the past few months. We hold sound, primarily consumer-oriented stocks in Malaysia. The Malaysian government has signaled that it is studying various proposals to lift the capital controls. We expect some movement on this during the first half of 1999. We will reexamine our weighting in Malaysia and the pricing of these securities when the Malaysian authorities introduce their new rules.

Several themes we expect to drive equity performance in 1999 include modest improvements in domestic consumption in most economies, disinflation in some countries and deflation in others and the ability of companies to enhance their own performance through corporate restructuring. Restructurings broadly include debt restructuring, divestitures, sales of strategic stakes to multinationals, business unit shutdowns, mergers or staff downsizing. We have seen all of the above announced in various forms in 1998. The markets have clearly rewarded companies that adopt Western style restructuring with a focus on enhancing shareholder value. During 1999, we will be monitoring the progress of the restructurings announced in 1998 and searching for management teams with the vision and ability to improve returns to shareholders going forward.

Several risk factors we will be monitoring in 1999 include the performance of the Japanese economy, the large supply of new offerings and capital raisings we expect to see in Asia and growth in the developed economies that are the primary markets for Asian exports. Upside surprises could include successful bank recapitalization and economic recovery in Japan and stronger than expected import demand from the U.S. and Europe.

During 1998 we constructed a fairly defensive portfolio, emphasizing consumer and technology companies and utilities while limiting our exposure to banks and properties. During the fourth quarter, we increased our exposure to banks and properties but as performance reflects, we remained underweight these sectors. In 1999, we are focusing more of our research time and company visits on companies that have the ability to implement sound restructuring programs or are sensitive to recoveries in domestic consumption. We do not believe that all of Asia's economic problems have been solved but the trends have certainly improved.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

--------------------------------------------------------------------------------

VINOD SETHI NO LONGER SERVES AS PORTFOLIO MANAGER TO THE FUND. TIMOTHY JENSEN AND ASHUTOSH SINHA NOW SHARE PRIMARY RESPONSIBILITY FOR MANAGING THE ASSETS OF THE FUND.

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                                         TOTAL RETURN (%)
                                             ----------------------------------------------------------------------
                                               MARKET VALUE (1)         NET ASSET VALUE (2)          INDEX (3)
                                             ---------------------    ---------------------    --------------------
                                                           AVERAGE                  AVERAGE                 AVERAGE
                                             CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE    ANNUAL
                                             ----------    -------    ----------    -------    ----------   -------
               One Year                          -5.77%     -5.77%        -0.34%     -0.34%        -0.30%    -0.30%
               Since Inception*                 -41.26+    -11.35+       -26.75+     -6.80+       -34.01+    -8.99+

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                [GRAPH]

                                                     YEAR ENDED DECEMBER 31,
                                            1994*     1995       1996       1997      1998
                                          -------    -------    ------    -------    ------
Net Asset Value Per Share. . . . . .     $ 13.20    $ 14.34     $11.95   $  8.77     $ 8.73
Market Value Per Share . . . . . . .     $ 12.25    $ 13.33     $ 9.75   $  7.44     $ 7.00
Premium/(Discount) . . . . . . . . .        -7.2%      -7.0%     -18.4%    -15.2%     -19.8%
Income Dividends . . . . . . . . . .     $  0.04    $  0.05     $ 0.61   $  0.02     $ 0.01
Capital Gains Distributions. . . . .     $  0.01    $  0.02         --        --         --
Fund Total Return(2) . . . . . . . .       -5.94%      9.24%     -2.87%+  -26.36%     -0.34%
Index Total Return(3). . . . . . . .       -5.24%      2.88%     -3.63%   -29.55%     -0.30%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month. Beginning December 31, 1998, the Fund's benchmark will be comprised of 50% of each of the two MSCI indices rather than the monthly market capitalization weighting of each. This change more closely follows the investment strategy of the Fund.
 *   The Fund commenced operations on August 2, 1994.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS


                                       [CHART]

Equity Securities                              (95.6%)
Short-Term Investments                          (4.4%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Appliances & Household Durables                 (4.3%)
Automobiles                                     (5.0%)
Banking                                         (6.0%)
Beverages & Tobacco                             (4.5%)
Data Processing & Reproduction                  (4.3%)
Electrical & Electronics                        (9.0%)
Electronic Components, Instruments              (5.9%)
Food & Household Products                       (4.8%)
Machinery & Engineering                         (5.0%)
Telecommunications                              (4.2%)
Other                                          (47.0%)
--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]


Other                                           (7.2%)
Thailand                                        (1.5%)
Pakistan                                        (1.5%)
Malaysia                                        (2.0%)
Indonesia                                       (2.3%)
Korea                                           (2.5%)
India                                           (6.5%)
Singapore                                       (7.2%)
Hong Kong                                      (10.0%)
Australia                                      (10.3%)
Japan                                          (49.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                           PERCENT OF
                                                           NET ASSETS
                                                           ----------
 1.  Nintendo Ltd. (Japan)                                    2.0%
 2.  Samsung Electronics Co. (Korea)                          1.9
 3.  National Australia Bank Ltd. (Australia)                 1.7
 4.  Fujitsu Ltd. (Japan)                                     1.7
 5.  Sony Corp. (Japan)                                       1.6
 6.  TDK Corp. (Japan)                                        1.6
 7.  Toshiba Corp. (Japan)                                    1.6
 8.  Hutchison Whampoa Ltd. (Hong Kong)                       1.5
 9.  NEC Corp. (Japan)                                        1.5
10.  Yamanouchi Pharmaceutical Co., Ltd. (Japan)              1.5
                                                             ----
                                                             16.6%
                                                             ----
                                                             ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS
----------
DECEMBER 31, 1998

                                                                         VALUE
                                                       SHARES            (000)
-------------------------------------------------------------------------------
COMMON STOCKS (95.4%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AUSTRALIA (10.3%)
BANKING
  National Australia Bank Ltd.                        678,900    U.S.$  10,233
  Westpac Banking Corp., Ltd.                       1,193,800            7,988
                                                                 -------------
                                                                        18,221
                                                                 -------------
BEVERAGES & TOBACCO
  Coca-Cola Amatil Ltd.                             1,040,900            3,878
  Foster's Brewing Group Ltd.                       1,426,300            3,863
                                                                 -------------
                                                                         7,741
                                                                 -------------
BROADCASTING & PUBLISHING
  News Corp., Ltd.                                    966,800            6,386
                                                                 -------------
BUSINESS & PUBLIC SERVICES
  Brambles Industries Ltd.                            166,900            4,065
                                                                 -------------
ENERGY SOURCES
  Santos Ltd.                                         637,900            1,712
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
  Woolworths Ltd.                                   1,003,150            3,415
                                                                 -------------
MISC. MATERIALS & COMMODITIES
  Rio Tinto Ltd.                                      471,150            5,588
                                                                 -------------
REAL ESTATE
  Lend Lease Corp., Ltd.                              386,600            5,212
                                                                 -------------
TELECOMMUNICATIONS
  Telstra Corp., Ltd.                               1,798,000            8,406
                                                                 -------------
                                                                        60,746
                                                                 -------------
--------------------------------------------------------------------------------
HONG KONG (10.0%)
BANKING
  HSBC Holdings plc                                   237,200            5,909
                                                                 -------------
BROADCASTING & PUBLISHING
  Television Broadcasts Ltd.                          901,000            2,326
                                                                 -------------
ELECTRICAL & ELECTRONICS
  VTech Holdings Ltd.                                 145,000              633
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
  Dairy Farm International Holdings Ltd.            2,003,000            2,304
                                                                 -------------
MULTI-INDUSTRY
  Hutchison Whampoa Ltd.                            1,278,500            9,035
  Swire Pacific Ltd. 'A'                            1,155,600            5,176
                                                                 -------------
                                                                        14,211
                                                                 -------------
REAL ESTATE
  New World Development Co. Ltd.                      661,000            1,664
  Sun Hung Kai Properties Ltd.                        982,000            7,161
                                                                 -------------
                                                                         8,825
                                                                 -------------
TELECOMMUNICATIONS -- INTEGRATED
  Hong Kong
     Telecommunications Ltd.                        2,848,300            4,982
                                                                 -------------
TELECOMMUNICATIONS -- WIRELESS
  China Telecom Ltd.                                2,322,000            4,016
                                                                 -------------
TELECOMMUNICATIONS -
  Smartone Telecommunications                         498,000            1,382
                                                                 -------------
UTILITIES -- ELECTRICAL & GAS
  CLP Holdings Ltd.                                   816,000            4,066
  Hong Kong & China Gas Co., Ltd.                   2,803,300            3,564
  Hong Kong Electric Holdings Ltd.                  1,365,000            4,140
                                                                 -------------
                                                                        11,770
                                                                 -------------
WHOLESALE & INTERNATIONAL TRADE
  Li & Fung Ltd.                                    1,060,000            2,196
                                                                 -------------
                                                                        58,554
                                                                 -------------
--------------------------------------------------------------------------------
INDIA (6.5%)
AUTOMOBILES
  Escorts Ltd.                                          1,450                3
  Hero Honda Ltd.                                     521,456            6,676
                                                                 -------------
                                                                         6,679
                                                                 -------------
BANKING
  State Bank of India Ltd.                             11,312               42
                                                                 -------------
BEVERAGES
  ITC Ltd.                                             16,955              299
                                                                 -------------
BUILDING MATERIALS & COMPONENTS
  Associated Cement Co., Ltd.                             785               19
                                                                 -------------
BUSINESS & PUBLIC SERVICES
(a)Wimco Ltd.                                             150               --@
                                                                 -------------
CHEMICALS
  Gujarat Narmada Valley Fertilizers
    Co. Ltd. GDR                                           49               --@
  Supreme Industries Ltd.                                  50               --@
                                                                 -------------
                                                                            --@
                                                                 -------------
COMPUTERS
  Crompton Greaves Ltd.                                    50               --@
                                                                 -------------
CONSTRUCTION & HOUSING
(a)Alacrity Housing Ltd.                                  100               --@
                                                                 -------------
ELECTRIC COMPONENTS
  Infosys Technology Ltd.                              44,200            3,079
                                                                 -------------
ELECTRICAL & ELECTRONICS
  Bharat Heavy Electricals Ltd.                     1,352,200            8,361
                                                                 -------------
FINANCIAL SERVICES
(a)Housing Development Finance
    Corp., Ltd.                                       106,742            5,475
  UTI-MasterShares Ltd.                                   600               --@
                                                                 -------------
                                                                         5,475
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
  Smithkline Beecham Consumer
    Health Care Ltd.                                   49,550              613
                                                                 -------------
HEALTH & PERSONAL CARE
  Reckitt & Coleman of India Ltd.                      38,450              340
                                                                 -------------
INDUSTRIAL COMPONENTS
  Apollo Tyres Ltd.                                     6,475               10
  Esab India Ltd.                                          65               --@
                                                                 -------------
                                                                            10
                                                                 -------------
LEISURE & TOURISM
  ITC Hotels Ltd.                                         350                1
                                                                 -------------
MACHINERY & ENGINEERING
  DGP Windsor India Ltd.                              100,000               34
  Punjab Tractors Ltd.                                 80,900            1,513
                                                                 -------------
                                                                         1,547
                                                                 -------------
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                       SHARES            VALUE
                                                                         (000)
-------------------------------------------------------------------------------
INDIA (CONTINUED)
METALS -- STEEL
  Tata Iron & Steel Co., Ltd.                              89    U.S.$      --@
                                                                 -------------
MULTI-INDUSTRY
(c)Morgan Stanley Growth Fund                      32,888,250            4,646
                                                                 -------------
TELECOMMUNICATIONS
  Mahanagar Telephone Nigam Ltd.                      190,000              820
                                                                 -------------
TEXTILES & APPAREL
(a)J.K. Synthetics Ltd.                                   674               --@
  Raymond Ltd.                                             50               --@
(a)Viniyoga Clothes Ltd.                                5,300               --@
                                                                 -------------
                                                                            --@
                                                                 -------------
TRANSPORTATION -- MARINE
  Great Eastern Shipping Ltd.                             200               --@
                                                                 -------------
TRANSPORTATION -- RAIL
(b)Container Corp. of India Ltd.                    1,059,600            5,968
                                                                 -------------
                                                                        37,899
                                                                 -------------
INDONESIA (2.3%)
BEVERAGES & TOBACCO
(a)Bat Indonesia                                      294,500              506
  Gudang Garam                                      3,790,500            5,520
                                                                 -------------
                                                                         6,026
                                                                 -------------
BUILDING MATERIALS & COMPONENTS
  Semen Gresik                                        411,000              426
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
  Unilever Indonesia                                1,913,500            7,176
                                                                 -------------
HEALTH & PERSONAL CARE
(b)Squibb Indonesia                                    49,000               36
                                                                 -------------
                                                                        13,664
                                                                 -------------
JAPAN (49.0%)
APPLIANCES & HOUSEHOLD DURABLES
  Matsushita Electric Industrial
    Co., Ltd.                                         482,000            8,538
  Sony Corp.                                          130,000            9,481
                                                                 -------------
                                                                        18,019
                                                                 -------------
AUTOMOBILES
  Autobacs Seven Co.                                   50,000            1,684
  Nifco, Inc.                                         330,000            2,664
  Nissan Motor Co.                                  1,770,000            5,427
  Suzuki Motor Co., Ltd.                              490,000            5,818
  Toyota Motor Corp.                                  270,000            7,345
                                                                 -------------
                                                                        22,938
                                                                 -------------
BROADCASTING & PUBLISHING
  Nissha Printing Co., Ltd.                           105,000              642
                                                                 -------------
BUILDING MATERIALS & COMPONENTS
  Fujitec Co., Ltd.                                   460,000            2,967
  Rinnai Corp.                                        160,700            2,814
  Sanwa Shutter Corp., Ltd.                           582,000            2,548
                                                                 -------------
                                                                         8,329
BUSINESS & PUBLIC SERVICES
  Dai Nippon Printing Co., Ltd.                       270,000            4,311
                                                                 -------------
CHEMICALS
  Daicel Chemical Industries Ltd.                   1,290,000            3,841
  Kaneka Corp.                                        939,000            7,048
  Mitsubishi Chemical Industries                    1,360,000            2,868
  Nippon Pillar Packing Co.                           157,000              586
  Okura Industrial Co., Ltd.                          407,000              819
  Sekisui Chemical Co.                                563,000            3,792
  Shin-Etsu Polymer Co., Ltd.                          15,000               78
                                                                 -------------
                                                                        19,032
                                                                 -------------

CONSTRUCTION & HOUSING
  Kyudenko Co., Ltd.                                  389,000            2,634
  Sekisui House Ltd.                                  347,000            3,674
                                                                 -------------
                                                                         6,308
                                                                 -------------
DATA PROCESSING & REPRODUCTION
  Canon, Inc.                                         362,000            7,747
  Fujitsu Ltd.                                        760,000           10,136
  Ricoh Co. Ltd.                                      816,000            7,534
                                                                 -------------
                                                                        25,417
                                                                 -------------
ELECTRICAL & ELECTRONICS
  Hitachi Ltd.                                      1,335,000            8,281
  Minebea Co., Ltd.                                   200,000            2,293
  Mitsumi Electric Co., Ltd.                          403,000            8,535
  NEC Corp.                                           960,000            8,847
  Toshiba Corp.                                     1,525,000            9,095
                                                                 -------------
                                                                        37,051
                                                                 -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Kyocera Corp.                                       100,000            5,290
  Murata Manufacturing Co.                            143,000            5,943
  Rohm Co., Ltd.                                       30,000            2,736
  TDK Corp.                                           103,000            9,428
  Tokyo Electron Ltd.                                 163,000            6,196
                                                                 -------------
                                                                        29,593
                                                                 -------------
ENERGY EQUIPMENT & SERVICES
  Kurita Water Industries Ltd.                        304,000            4,466
                                                                 -------------
FINANCIAL SERVICES
  Hitachi Credit Corp.                                243,000            5,405
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
  Aiwa Co., Ltd.                                       40,000            1,056
  Sangetsu Co., Ltd.                                  137,000            2,052
  Yamaha Corp.                                        299,000            3,100
                                                                 -------------
                                                                         6,208
                                                                 -------------
HEALTH & PERSONAL CARE
  Ono Pharmaceutical Co., Ltd.                        100,000            3,128
  Sankyo Co., Ltd.                                    328,000            7,179
  Yamanouchi Pharmaceutical Co., Ltd.                 270,000            8,709
                                                                 -------------
                                                                        19,016
                                                                 -------------
INDUSTRIAL COMPONENTS
  Furakawa Electric Co.                             1,083,000            3,695
                                                                 -------------
INSURANCE
  Sumitomo Marine & Fire Co.                          492,000            3,122
                                                                 -------------
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.


                                                                         VALUE
                                                       SHARES            (000)
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
MACHINERY & ENGINEERING
  Amada Co., Ltd.                                     842,000    U.S.$   4,081
  Daifuku Co., Ltd.                                   626,000            3,351
  Daikin Kogyo Co.                                    603,000            5,985
  Fuji Machine Co.                                    243,000            7,687
  Mitsubishi Heavy Industries Ltd.                  1,300,000            5,069
  Tsubakimoto Chain Co.                               872,000            1,862
                                                                 -------------
                                                                        28,035
                                                                 -------------
MERCHANDISING
  Family Mart Co., Ltd.                                87,200            4,358
                                                                 -------------
MULTI-INDUSTRY
  Lintec Corp.                                        215,000            2,002
                                                                 -------------
REAL ESTATE
  Keihanshin Real Estate Co.                          205,000              774
  Mitsubishi Estate Co. Ltd.                          415,000            3,725
                                                                 -------------
                                                                         4,499
                                                                 -------------
RECREATION, OTHER CONSUMER GOODS
  Casio Computer Co., Ltd.                            522,000            3,858
  Fuji Photo Film Ltd.                                222,000            8,262
  Nintendo Co., Ltd.                                  120,000           11,644
                                                                 -------------
                                                                        23,764
                                                                 -------------
TELECOMMUNICATIONS
  Nippon Telephone & Telegraph Corp.                      932            7,201
  NTT Data Corp.                                          600            2,983
                                                                 -------------
                                                                        10,184
                                                                 -------------
WHOLESALE & INTERNATIONAL TRADE
  Inabata & Co.                                       406,000            1,086
                                                                 -------------
                                                                       287,480
                                                                 -------------
--------------------------------------------------------------------------------
KOREA (2.5%)
APPLIANCES & HOUSEHOLD DURABLES
  Samsung Electronics                                 106,500            7,144
                                                                 -------------
ELECTRONICS
  Samsung Electro-Mechanics Co.                       181,630            3,925
                                                                 -------------
METALS -- STEEL
  Pohang Iron & Steel Ltd. ADR                        228,000            3,848
                                                                 -------------
                                                                        14,917
                                                                 -------------
--------------------------------------------------------------------------------
MALAYSIA (2.0%)
BEVERAGES & TOBACCO
(b)Carlsberg Brewery (Malaysia) Bhd                 1,380,000            2,770
(b)Guinness Anchor Bhd                              2,781,000            1,957
(b)R.J. Reynolds Bhd                                1,714,000            1,357
(b)Rothmans of Pall Mall Bhd                          705,000            2,908
                                                                 -------------
                                                                         8,992
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
(b)Nestle Bhd                                         953,000            2,668
                                                                 -------------
                                                                        11,660
                                                                 -------------
--------------------------------------------------------------------------------
NEW ZEALAND (1.0%)
BUILDING MATERIALS & COMPONENTS
  Fletcher Challenge Building                         899,000            1,387
                                                                 -------------
ENERGY SOURCES
  Fletcher Challenge Energy                           376,600              714
                                                                 -------------
FOREST PRODUCTS & PAPER
  Fletcher Challenge Forests                           79,520               26
  Fletcher Challenge Paper                          1,988,000            1,330
                                                                 -------------
                                                                         1,356
                                                                 -------------

TELECOMMUNICATIONS
  Telecom Corp. of New Zealand Ltd.                 1,134,700            2,479
                                                                 -------------
                                                                         5,936
                                                                 -------------
--------------------------------------------------------------------------------
PAKISTAN (1.5%)
BANKING
(b)Askari Bank                                      2,245,925              484
                                                                 -------------
CHEMICALS
(b)Engro Chemicals Ltd.                                 9,090               15
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
(b)Lever Brothers Pakistan Ltd.                       442,880            5,520
                                                                 -------------
OIL & GAS
(b)Shell Pakistan Ltd.                                499,600            1,432
                                                                 -------------
TELECOMMUNICATIONS
(b)Pakistan Telecommunications Corp Ltd.            4,700,000            1,625
                                                                 -------------
                                                                         9,076
                                                                 -------------
--------------------------------------------------------------------------------
PHILIPPINES (1.3%)
BANKING
  Bank of the Philippine Islands                      475,450            1,008
                                                                 -------------
BEVERAGES & TOBACCO
(a)LA Tondena Distillers, Inc.                      2,652,600            2,114
  San Miguel Corp. 'B'                                891,200            1,718
                                                                 -------------
                                                                         3,832
                                                                 -------------
ELECTRICAL & ELECTRONICS
  Ionics Circuit, Inc.                              1,521,300              372
  Music Corp.                                         406,600               33
                                                                 -------------
                                                                           405
                                                                 -------------
REAL ESTATE
  Ayala Land, Inc. 'B'                                      1               --@
  SM Prime Holdings, Inc. 'B'                       9,637,680            1,834
                                                                 -------------
                                                                         1,834
                                                                 -------------
UTILITIES -- ELECTRICAL & GAS
  Manila Electric Co. 'B'                             117,250              377
                                                                 -------------
                                                                         7,456
                                                                 -------------
--------------------------------------------------------------------------------
SINGAPORE (7.2%)
AEROSPACE & MILITARY TECHNOLOGY
  Singapore Technologies
    Engineering Ltd.                                2,189,000            2,043
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                       SHARES            (000)
-------------------------------------------------------------------------------
SINGAPORE (CONTINUED)
BANKING
  Oversea-Chinese Banking Corp.,
    Ltd. (Foreign)                                    465,000    U.S.$   3,156
  United Overseas Bank Ltd.
    (Foreign)                                       1,003,000            6,444
                                                                 -------------
                                                                         9,600
                                                                 -------------
BROADCASTING & PUBLISHING
  Singapore Press Holdings Ltd.                       313,600            3,347
                                                                 -------------
BUSINESS & PUBLIC SERVICES
  Informatics Holdings Ltd.                         5,832,000            2,050
                                                                 -------------
ELECTRICAL & ELECTRONICS
  Natsteel Electronics Ltd.                         2,303,000            5,862
                                                                 -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Venture Manufacturing Ltd.                        1,318,000            5,032
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
  Want Want Holdings Ltd.                             174,000              209
                                                                 -------------
REAL ESTATE
  City Developments Ltd.                              975,000            4,225
                                                                 -------------
TOBACCO
  Rothmans Industries Ltd.                            838,000            5,028
                                                                 -------------
TRANSPORTATION -- AIRLINES
  Singapore Airlines Ltd.                             665,000            4,877
                                                                 -------------
                                                                        42,273
                                                                 -------------
--------------------------------------------------------------------------------
SRI LANKA (0.3%)
INDUSTRIAL COMPONENTS
  Lanka Lubricants Ltd.                             1,800,000            1,651
                                                                 -------------
--------------------------------------------------------------------------------
THAILAND (1.5%)
BROADCASTING & PUBLISHING
(b)BEC World Public Co., Ltd.
    (Foreign)                                       1,397,900            7,691
(b)Grammy Entertainment
    Public Co., Ltd. (Foreign)                        192,000              909
                                                                 -------------
                                                                         8,600
                                                                 -------------
  ELECTRICAL & ELECTRONICS
  Delta Electronics Public Co., Ltd.
    (Foreign)                                          82,500              436
                                                                 -------------
                                                                         9,036
                                                                 -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$611,522)                                                  560,348
                                                                 -------------
--------------------------------------------------------------------------------
                                                      NO. OF
                                                     WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
INDIA (0.0%)
(a)Apollo Tyres Ltd. (Cost U.S.$4)                      2,150               --
                                                                 -------------
--------------------------------------------------------------------------------

                                                         FACE
                                                       AMOUNT            VALUE
                                                        (000)            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.8%)
  Chase Securities, Inc. 4.45%,
    dated 12/31/98, due 1/4/99,
    to be repurchased at
    U.S.$16,297, collateralized by
    U.S.$9,800 United States
    Treasury Bonds, 11.25%, due
    2/15/15, valued at
    U.S.$16,623 (Cost $16,289)
                                                U.S.$   16,289   U.S.$  16,289
                                                                 -------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (1.6%)
  Australian Dollar                             AUD        48               29
  Hong Kong Dollar                              HKD     3,117              402
  Indian Rupee                                  INR   175,212            4,125
  Indonesian Rupiah                             IDR   956,770              120
  Japanese Yen                                  JPY     4,201               37
(b)Malaysian Ringgit                            MYR     7,739            1,425
  New Zealand Dollar                            NZD       208              110
(b)Pakistani Rupee                              PKR   102,857            1,872
  Philippine Peso                               PHP       144                4
  Singapore Dollar                              SGD     1,847            1,119
  Thai Baht                                     THB     3,167               87
                                                                 -------------
   (Cost U.S.$9,298)                                                     9,330
                                                                 -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (Cost $637,113)                                                     585,967
                                                                 -------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.7%)
  Receivable for Investments
    Sold                                        U.S.$   2,691
  Dividends Receivable                                    824
  Foreign Withholding Tax
    Reclaim Receivable                                    368
  Deferred Organization Costs                               7
  Interest Receivable                                       2
  Other Assets                                             66            3,958
                                               --------------    -------------
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
  Payable For:
    Investments Purchased                             (1,623)
    Investment Advisory Fees                            (490)
    Professional Fees                                   (141)
    Shareholder Reporting Expenses                      (133)
    Custodian Fees                                      (115)
    Directors' Fees and Expenses                         (58)
    Administrative Fees                                  (51)
    Bank Overdraft                                       (37)
    Fund Shares Redeemed                                  (7)
    Net Unrealized Loss on Foreign
      Currency Exchange Contracts                         (3)
  Other Liabilities                                     (111)          (2,769)
                                               --------------    -------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                        Amount
                                                                         (000)
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 67,274,574, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                              U.S.$ 587,156
                                                                 -------------
                                                                 -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$    8.73
                                                                 -------------
                                                                 -------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Common Stock                                                   U.S.$     673
  Capital Surplus                                                      894,583
  Accumulated Net Investment Loss                                       (1,367)
  Accumulated Net Realized Loss                                       (255,890)
  Unrealized Depreciation on Investments
    and Foreign Currency Translations                                  (50,843)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$ 587,156
                                                                 -------------
                                                                 -------------
--------------------------------------------------------------------------------

  (a)-- Non-income producing
  (b)-- Security valued at fair value -- see note A-1 to financial statements.
  (c)-- The Fund is advised by an affiliate.
   @ -- Value is less than U.S.$500.
  ADR-- American Depositary Receipt
  GDR-- Global Depositary Receipt
  Note: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1998, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

CURRENCY                                     IN                         NET
   TO                                     EXCHANGE                   UNREALIZED
DELIVER           VALUE      SETTLEMENT      FOR          VALUE         LOSS
 (000)            (000)         DATE        (000)         (000)        (000)
--------------------------------------------------------------------------------
INR  124,000    U.S.$ 2,920   01/04/99    U.S.$ 2,917   U.S.$ 2,917   U.S.$ (3)
                -----------                             -----------   --------
                -----------                             -----------   --------

--------------------------------------------------------------------------------

DECEMBER 31, 1998 EXCHANGE RATES:
AUD       Australian Dollar                                 1.632 = U.S.$ 1.00
HKD       Hong Kong Dollar                                  7.747 = U.S.$ 1.00
INR       Indian Rupee                                     42.470 = U.S.$ 1.00
IDR       Indonesian Rupiah                              8000.000 = U.S.$ 1.00
JPY       Japanese Yen                                    112.850 = U.S.$ 1.00
MYR       Malaysian Ringgit                                 5.430 = U.S.$ 1.00
NZD       New Zealand Dollar                                1.899 = U.S.$ 1.00
PKR       Pakistani Rupee                                  54.958 = U.S.$ 1.00
PHP       Philippine Peso                                  38.900 = U.S.$ 1.00
SGD       Singapore Dollar                                  1.650 = U.S.$ 1.00
THB       Thai Baht                                        36.350 = U.S.$ 1.00

--------------------------------------------------------------------------------


      The accompanying notes are an intetgral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1998 (UNAUDITED)

                                                                       PERCENT
                                                         VALUE          OF NET
INDUSTRY                                                 (000)          ASSETS
--------------------------------------------------------------------------------
Aerospace & Military Technology                 U.S.$    2,043             0.4%
Appliances & Household Durables                         25,163             4.3
Automobiles                                             29,617             5.0
Banking                                                 35,264             6.0
Beverages                                                  299             0.1
Beverages & Tobacco                                     26,591             4.5
Broadcasting & Publishing                               21,301             3.6
Building Materials & Components                         10,161             1.7
Business & Public Services                              10,426             1.8
Chemicals                                               19,047             3.3
Construction & Housing                                   6,308             1.1
Data Processing & Reproduction                          25,417             4.3
Electric Components                                      3,079             0.5
Electrical & Electronics                                52,748             9.0
Electronic Components, Instruments                      34,625             5.9
Electronics                                              3,925             0.7
Energy Equipment & Services                              4,466             0.8
Energy Sources                                           2,426             0.4
Financial Services                                      10,880             1.9
Food & Household Products                               28,113             4.8
Forest Products & Paper                                  1,356             0.2
Health & Personal Care                                  19,392             3.3
Industrial Components                                    5,356             0.9
Insurance                                                3,122             0.5
Leisure & Tourism                                            1             0.0
Machinery & Engineering                                 29,582             5.0
Merchandising                                            4,358             0.7
Metals -- Steel                                          3,848             0.6
Misc. Materials & Commodities                            5,588             1.0
Multi-Industry                                          20,859             3.6
Oil & Gas                                                1,432             0.2
Real Estate                                             24,595             4.2
Recreation, Other Consumer Goods                        23,764             4.0
Telecommunications -- Integrated                         4,982             0.8
Telecommunications -- Wireless                           4,016             0.7
Telecommunications                                      24,896             4.2
Tobacco                                                  5,028             0.9
Transportation -- Airlines                               4,877             0.8
Transportation -- Rail                                   5,968             1.0
Utilities -- Electrical & Gas                           12,147             2.1
Wholesale & International Trade                          3,282             0.6
Other                                                   25,619             4.4
                                                --------------            ----
                                                U.S.$  585,967            99.8%
                                                ---------------           ----
                                                ---------------           ----

--------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1998 (UNAUDITED)

                                                                       PERCENT
                                                         VALUE          OF NET
COUNTRY                                                   (000)         ASSETS
--------------------------------------------------------------------------------
Australia                                         U.S.$ 60,746            10.3%
Hong Kong                                               58,554            10.0
India                                                   37,899             6.5
Indonesia                                               13,664             2.3
Japan                                                  287,480            49.0
Korea                                                   14,917             2.5
Malaysia                                                11,660             2.0
New Zealand                                              5,936             1.0
Pakistan                                                 9,076             1.5
Philippines                                              7,456             1.3
Singapore                                               42,273             7.2
Sri Lanka                                                1,651             0.3
Thailand                                                 9,036             1.5
United States (short-term investments)                  16,289             2.8
Other                                                    9,330             1.6
                                                  -------------           ----
                                                  U.S.$585,967            99.8%
                                                  -------------           ----
                                                  -------------           ----
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                                     YEAR ENDED
                                                                                  DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                  (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        U.S.$   10,334
     Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 3,622
     Less: Foreign Taxes Withheld . . . . . . . . . . . . . . . . . . . . . .                (1,111)
---------------------------------------------------------------------------------------------------
        Total Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                12,845
---------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . .                 5,788
     Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   885
     Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .                   603
     Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . .                   220
     Professional Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .                   195
     Transfer Agent Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .                   105
     Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . .                    59
     Country Tax Expense. . . . . . . . . . . . . . . . . . . . . . . . . . .                    20
     Amortization of Organization Costs . . . . . . . . . . . . . . . . . . .                    11
     Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   345
---------------------------------------------------------------------------------------------------
        Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .                 8,231
---------------------------------------------------------------------------------------------------
           Net Investment Income .. . . . . . . . . . . . . . . . . . . . . .                 4,614
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . .              (106,665)
     Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . .                (4,286)
---------------------------------------------------------------------------------------------------
        Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . .              (110,951)
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments. . . . . . . . . . . . . . . . . . . . . . .                94,428
     Appreciation on Foreign Currency Translations. . . . . . . . . . . . . .                   511
---------------------------------------------------------------------------------------------------
        Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . .                94,939
---------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation. .               (16,012)
---------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . .         U.S.$ (11,398)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED             YEAR ENDED
                                                                                DECEMBER 31, 1998     DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                    (000)                   (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
      Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$   4,614           U.S.$   2,126
      Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . .           (110,951)               (149,087)
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . .             94,939                 (79,512)
-----------------------------------------------------------------------------------------------------------------------
      Net Decrease in Net Assets Resulting
         from Operations . . . . . . . . . . . . . . . . . . . . . . . . . .            (11,398)               (226,473)
-----------------------------------------------------------------------------------------------------------------------
Distributions:
      Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . .                 --                  (1,751)
      In Excess of Net Investment Income . . . . . . . . . . . . . . . . . .               (639)                     --
-----------------------------------------------------------------------------------------------------------------------
      Total Distributions. . . . . . . . . . . . . . . . . . . . . . . . . .               (639)                 (1,751)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
      Repurchase of Shares (4,379,934 shares). . . . . . . . . . . . . . . .            (28,980)                     --
-----------------------------------------------------------------------------------------------------------------------
      Total Decrease . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (41,017)               (228,224)
Net Assets:
      Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . .            628,173                 856,397
-----------------------------------------------------------------------------------------------------------------------
      End of Period (including accumulated net investment loss
        of U.S.$1,367 and U.S.$5,423, respectively). . . . . . . . . . . . .       U.S.$587,156            U.S.$628,173
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                       YEAR ENDED DECEMBER 31,                   PERIOD FROM
SELECTED PER SHARE DATA                      -----------------------------------------------------------------  AUGUST 2, 1994* TO
AND RATIOS:                                           1998            1997             1996              1995   DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD. . . .   U.S.$  8.77     U.S.$  11.95     U.S.$  14.34      U.S.$  13.20       U.S.$  14.10
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs. . . . . . . . . . . . . . .            --               --            (0.01)               --              (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income . . . . . . . . . . .          0.06             0.03             0.02              0.05               0.05
Net Realized and Unrealized Gain (Loss)
     on Investments . . . . . . . . . . . .         (0.17)           (3.19)           (0.33)             1.16              (0.87)
-----------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations. .         (0.11)           (3.16)           (0.31)             1.21              (0.82)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income. . . . . . . . .            --            (0.02)           (0.60)            (0.05)             (0.04)
     In Excess of Net Investment Income . .         (0.01)              --            (0.01)            (0.00)#               --
     In Excess of Net Realized Gain . . . .            --               --               --             (0.02)             (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
        Total Distributions . . . . . . . .         (0.01)           (0.02)           (0.61)            (0.07)             (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
     Shares Issued through Rights Offering.            --               --            (1.46)               --                 --

Anti-Dilutive Effect of Shares
     Repurchased. . . . . . . . . . . . . .          0.08               --               --                --                 --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD. . . . . . .   U.S.$  8.73     U.S.$   8.77     U.S.$  11.95      U.S.$  14.34       U.S.$  13.20
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD . . .   U.S.$  7.00     U.S.$   7.44     U.S.$   9.75      U.S.$  13.33       U.S.$  12.25
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
     Market Value . . . . . . . . . . . . .         (5.77)%         (23.46)%         (14.72)%+           9.38%            (12.71)%
     Net Asset Value(1) . . . . . . . . . .         (0.34)%         (26.36)%          (2.87)%+           9.24%             (5.94)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD (THOUSANDS)         U.S.$587,156    U.S.$628,173     U.S.$856,397      U.S.$769,414       U.S.$708,323
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets . .           1.42%           1.34%            1.39%             1.36%              1.31%**
Ratio of Net Investment Income to
     Average Net Assets . . . . . . . . . .           0.80%           0.25%            0.16%             0.36%              0.89%**
Portfolio Turnover Rate . . . . . . . . . .             42%             66%              28%               21%                 2%
-----------------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations.
** Annualized.
 # Amount is less than U.S.$0.01.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.
(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

       The accompanying notes are an integral part of the financial statements.

NOTES TO FIANANCIAL STATEMENTS
DECEMBER 31, 1998
-----------

     Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund"), was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. At December 31, 1998, securities valued at $38,637,000 representing 6.6% of net assets have been fair valued. The amounts realized upon disposition may differ from the assigned valuations and such differences could be material.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unre-alized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities

     ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, the timing of the recognition of gains and losses on securities, net operating losses and foreign currency exchange contracts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $589,000.

E. During the year ended December 31, 1998, the Fund made purchases and sales totaling $261,002,000 and $214,054,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $629,118,000 and, accordingly, net unrealized depreciation was $52,481,000 of which $59,087,000 related to appreciated securities and $111,568,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $243,446,000 available to offset future capital gains of which $5,069,000 will expire on December 31, 2003, $93,503,000 will expire on December 31, 2005 and $144,874,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended

December 31, 1998, the Fund elects to defer to January 1, 1999 for U.S. Federal income tax purposes, post-October currency losses of $413,000 and post-October capital losses of $12,098,000.

F. For year ended December 31, 1998, the Fund incurred $154,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. In connection with its organization and initial public offering of shares, the Fund incurred $55,000 and $1,724,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning August 2, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

H. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. The Fund issued to its shareholders of record as of the close of business on April 16, 1996 transferable Rights to subscribe for up to an aggregate of 18,000,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $10.00 per share. During May 1996 the Fund issued a total of 18,000,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $820,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $3,062,000, dealer manager fees of $1,650,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $58,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

K. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1998, the Fund repurchased 4,379,934 shares or 6.11% of its Common Stock at an average price per share of $6.57 and an average discount of 16.92% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1998, the Fund expects to pass through to shareholders foreign tax credits of approximately $1,112,000. In addition, for the year ended December 31, 1998, gross income derived from sources within foreign countries amounted to $10,240,000.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------

To the Shareholders and Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period August 2, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Asia-Pacific Fund, Inc.
                    American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353

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